UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 23, 2013

RVPLUS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-168768	27-1986126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Plaza 5, 25th Floor
Harborside Financial Center
Jersey City, New Jersey, 07311

Registrant’s telephone number, including area code  (201) 815-2220

Entry into Material Definitive Agreement

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On April 21, 2012, RVPLUS, Inc. holding company of ECCO2 Tech Dot Com (“RVPL”) entered into a Consultant Agreement (“Agreement”) with GC Barnes Group, LLC (“GCB”) for the purpose of seeking short-term federal funding (maximum of $25 million USD), business development  and consulting services for RVPL.

GCB and affiliated parties will be compensated with cash payment or cash equivalent for consulting services as specified within the Agreement.

Item 1.02 Entry into a Material Definitive Agreement.

On April 23, 2012, RVPLUS, Inc. holding company of ECCO2 Tech Dot Com (“RVPL”) entered into a Consultant Agreement (“Agreement”) with GC Barnes Group, LLC (“GCB”) for the purpose of seeking federal funding of up to $4.3 billion to be used for a multi-year expansion plan for staffing and supply chains for RVPL.

Capital raise targets shall include use of mezzanine capital, debt and hybrid equity financing methods, in conjunction with federal government and grant and loan guarantee programs .

GCB and affiliated parties will be compensated with cash payment or cash equivalent for consulting services as specified within the Agreement.

ABOUT GC BARNES GROUP LLC WASHINGTON

GC Barnes Group LLC (Washington, D.C), is one of the highest ranked consulting firms in the U.S., focusing on federal funding, government contracts and creating bridges of understanding between public and private sectors for clients. GC Barnes Group’s human capital team has decades of experience in bringing together the public and private sectors with a collective track record and reputation of more than $5.2 Billion in loans and grants.

GC Barnes Group works with all military branches–Army, Navy, Air Force, Marines. GC Barnes Group has relationships at the Senior Executive and Board Management levels with Lockheed, General Dynamics, Northrup Grumman, Raytheon and many other large integrators.

Item 9.01 Financial Statements and Exhibits.

List below the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report.

Exhibits

10.1	COMMISSION AND REFERRAL AGGREEMENT BY AND BETWEEN RVPLUS, INC. AND RJPC GROUP, INC. – MARCH 21, 2013

10.2*	CONSULTANT AND ENGAGEMENT AGREEMENT (Item 1.01) BY AND BETWEEN RVPLUS, INC. AND GC BARNES GROUP LLC WASHINGTON; SIGNATURE PAGE EXCUTED BY BOTH PARTIES ON APRIL 21, 2013

10.3*	CONSULTANT AND ENGAGEMENT AGREEMENT (Item 1.02) BY AND BETWEEN RVPLUS, INC. AND GC BARNES GROUP LLC WASHINGTON; SIGNATURE PAGE EXCUTED BY BOTH PARTIES ON APRIL 23, 2013

* Incorporated by reference herein

2

FORWARD-LOOKING STATEMENTS :

This Current Report on Form 8-K contains forward-looking statements about RVPLUS’ business affairs with a foreign government agency. These statements involve risks and uncertainties, and actual results may differ materially from RVPLUS’ expectations. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, whether RVPLUS’ will be able to complete and fulfill actions specified within agreements with affiliated parties. Other risks and uncertainties that can affect RVPLUS’ performance are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Annual Report on Form 10-K for the year ended April, 30 2012 and the Quarterly Report on Form 10-Q for the quarter ended on January 31, 2013 which are on file with the Securities and Exchange Commission (SEC) and are available on the SEC’s website at www.sec.gov and on RVPLUS' Company Website http://www.ecco2tech.com/investors.html. All information provided in this Current Report on Form 8-K is as of April 23, 2013, and RVPLUS’ undertakes no duty to update this information unless required by law.

Date: April 23, 2013	Cary Lee Peterson
Chief Executive Officer

3